UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange At of 1934

Date of Report (Date of earliest event reported): February 5, 2008

STRATEGIC INTERNET INVESTMENTS, INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	33-28188 (Commission File Number)	84-1116458 (I.R.S. Employer Identification No.)

Suite 250 - 1090 West Georgia Street,
Vancouver, B.C. Canada V6E 3V7
(Address of principal executive offices)

Registrant's telephone number, including area code: (604) 684-8662

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a -4(c))

Item 8.01 Other Events

A.	News release announcing Strategic Internet Investments, Inc.

1.	Enters into Letter of Intent for the Development of the Port Residence Project in Antalya, Turkey
2.	Has terminated its involvement in the Renaissance Residence Project in Antalya, Turkey and retains no interest in the Renaissance Project.

Item No.	Description
1	News Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC INTERNET INVESTMENTS, INCORPORATED (Registrant)

Date: February 5, 2008	By:	/s/ Ralph Shearing
Ralph Shearing
President